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                                  EXHIBIT 10.2

                                 AMENDMENT NO. 1

                                       to

                             Note Purchase Agreement

            THIS AMENDMENT NO. 1 (the "Amendment") to the Note Purchase Agreement is entered into as of October 22, 2004 by and among The Bon-Ton Receivables Partnership, L.P., as Transferor (the "Transferor"), The Bon-Ton Department Stores, Inc., as Servicer (the "Servicer"), Falcon Asset Securitization Corporation and Charta, LLC, as Conduit Purchasers, Bank One, NA ("Bank One"), and Citicorp North America, Inc. ("CNAI"), as Managing Agents, Bank One and Citibank, N.A. as Committed Purchasers and Bank One, as Class A Agent. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Indenture, the 2004-1 Supplement or the NPA (each as defined below).

                             PRELIMINARY STATEMENTS

            A. Bon-Ton Receivables Master Note Trust (the "Issuer") and the Indenture Trustee are parties to that certain Master Indenture dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), together with that certain Indenture Supplement thereto, dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time and hereby, the "2004-1 Supplement") pursuant to which the Issuer issued the Series 2004-1 Notes.

            B. The parties hereto are parties to that certain Note Purchase Agreement dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time and hereby, the "NPA"), pursuant to which the Purchasers purchased the 2004-1 Notes.

            C. The Transferor has requested, and the other parties to the NPA have agreed, to extend the Purchase Expiration Date in accordance with the terms hereof.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendment to NPA. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, each of the parties to the NPA agrees that Section 1.01 of the NPA is hereby amended by:

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                  a) deleting the date "October 22, 2004" from the definition of
                  "Purchase Expiration Date" and inserting "October 21, 2005" in lieu thereof; and

                  b) adding "the Interest Rate Swap Agreements," immediately after "the Receivables Purchase Agreement" in the definition of "Series Documents".

            SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective upon receipt by the Indenture Trustee and each Managing Agent of copies of this Amendment duly executed by each of the parties hereto. This Amendment shall become effective notwithstanding the failure to satisfy any condition or requirement for the amendment of the NPA and each of the parties hereto agrees that any such condition or requirement is hereby waived.

            SECTION 3. Covenants, Representations and Warranties.

            (a) Upon the effectiveness of this Amendment, each of the Transferor and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the NPA and the other Transaction Documents, as applicable, and agrees that all such covenants, representations and warranties (except to the extent such representations and warranties expressly relate to a different date) shall be deemed to have been re-made as of the date of this Amendment.

            (b) Each of the Transferor and the Servicer hereby represents and warrants as to itself that the NPA and the other Transaction Documents to which it is a party, constitute the legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            (c) Each of the Transferor and the Servicer hereby represents and warrants that, as of the effective date of this Amendment, no event shall have occurred and be continuing which (i) constitutes a Pay Out Event or an Event of Default or (ii) solely with the giving of notice or the expiration of any applicable grace period, would constitute a Pay Out Event or an Event of Default

            SECTION 4. Reference to and Effect on NPA. Upon the effectiveness of this Amendment, each reference in the NPA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the NPA as amended hereby, and each reference to the NPA in any other related document or agreement shall mean and be a reference to the NPA as amended hereby.

            SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE

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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                                    * * * * *

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective duly authorized officers.

                                             THE BON-TON RECEIVABLES
                                             PARTNERSHIP, L.P.,
                                             as Transferor

                                             By: BTRGP, Inc., its
                                                 General Partner

                                             By: /s/ H. Todd Dissinger
                                             Name: H. Todd Dissinger
                                             Title: Treasurer

                                             THE BON-TON DEPARTMENT STORES,
                                             INC., as Servicer

                                             By: /s/ H. Todd Dissinger
                                             Name: H. Todd Dissinger
                                             Title: Treasurer

                        Signature Page to Amendment No. 1

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                                             FALCON ASSET SECURITIZATION
                                             CORPORATION
                                             as Conduit Purchaser

                                             By: /s/ William Hendricks
                                             Name: William Hendricks
                                             Title: Authorized Signer

                                             BANK ONE, NATIONAL ASSOCIATION,
                                             as Class A Agent and
                                             as a Managing Agent

                                             By: /s/ William Hendricks
                                             Name: William Hendricks
                                             Title: Vice President

                                             BANK ONE, NATIONAL ASSOCIATION,
                                             as a Committed Purchaser

                                             By: /s/ William Hendricks
                                             Name: William Hendricks
                                             Title: Vice President

                        Signature Page to Amendment No. 1

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                                             CHARTA, LLC,
                                             as a Conduit Purchaser

                                             By: Citicorp North America, Inc.,
                                                 as Attorney-in-Fact

                                             By: /s/ Kimberly A. Conyngham
                                             Name: Kimberly A. Conyngham
                                             Title: Vice President

                                             CITICORP NORTH AMERICA, INC.,
                                             as a Managing Agent

                                             By: /s/ Kimberly A. Conyngham
                                             Name: Kimberly A. Conyngham
                                             Title: Vice President

                                             CITIBANK, N.A.,
                                             as a Committed Purchaser

                                             By: /s/ Kimberly A. Conyngham
                                             Name: Kimberly A. Conyngham
                                             Title: Vice President

                        Signature Page to Amendment No. 1